Prospectus Supplement	December 24, 2007

PUTNAM RESEARCH FUND - Prospectus dated 11/30/2007

The section Who oversees and manages the fund? is supplemented to reflect that the members of the Global Equity Research Team primarily responsible for the day-today management of the fund’s portfolio are now solely Charles Dane (Portfolio Member) and Walter Scully (Portfolio Member).

Positions held by Mr. Dane and Mr. Scully over the past five years and their respective fund holdings are set forth in the prospectus.

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